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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of AsiaInfo Holdings, Inc. ("the Company") on Form S-8 of our report dated January 22, 2002, appearing in the Company's Annual Report on Form 10-K for the year ended on December 31, 2001, filed with the Securities and Exchange Commission on March 22, 2002.

/s/ Deloitte Touche Tohmatsu
--------------------------------
    Deloitte Touche Tohmatsu
    Hong Kong

   January 21, 2003